Exhibit 10.1

September 27, 2011

BNP Paribas	VIA FAX AND EMAIL
525 Washington Blvd.
Loan Servicing- 8th Floor
Jersey City, NJ 07310
Attn: Dina Wilson
Fax: (201) 850-4020
Email: agency.ls.support@americas.bnpparibas.com

Re: Fifth Amended and Restated Senior Revolving Credit Agreement dated August 2, 2010, among Petrohawk Energy Corporation (“Petrohawk”), each of the Lenders from time to time party thereto, BNP Paribas, as administrative agent for the Lenders, Bank of America, N.A. and Bank of Montreal, as co-syndication agents for the Lenders, and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A, as co-documentation agents for the Lenders, as amended (the “RCA”)

Ladies and Gentlemen:

Pursuant to Section 2.06(b) of the RCA, Petrohawk hereby notifies you of its election to reduce the Aggregate Maximum Credit Amounts (as defined in the RCA) to Twenty-Five Million Dollars ($25,000,000).  This reduction shall be effective on October 3, 2011.

Yours truly,

Petrohawk Energy Corporation

/s/ Larry L. Helm

Larry L. Helm
Executive Vice President- Finance and Administration

Cc:  BNP Paribas

1200 Smith St., Suite 3100

Houston, TX 77002

Attn:  Donna Verwold

Fax:  (713) 659-6915

Email: donna.verwold@americas.bnpparibas.com